UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2017

Ensco plc

(Exact name of registrant as specified in charter)

England and Wales	98-0635229
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1-8097

(Commission File No.)

6 Chesterfield Gardens

London, England W1J 5BQ

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 6, 2017, Ensco plc (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) reporting, among other things, the completion of its acquisition of Atwood Oceanics, Inc. (“Atwood”).  Item 9.01 of the Form 8-K stated that the financial statements and pro forma financial information required to be filed under Item 9.01 of the Form 8-K are included in the Company’s Registration Statement on Form S-4 (Registration No. 333-218808) filed with the Securities and Exchange Commission on June 16, 2017.  The Company is filing this Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) solely to restate Item 9.01 of the Form 8-K in its entirety to file such financial statements and pro forma financial information as exhibits and include the related consent of PricewaterhouseCoopers LLP.  No other amendments to the Form 8-K are being made by this Amendment.

Item 9.01    Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

(b)           Pro Forma Financial Information

The financial statements and pro forma financial information required to be filed under Item 9.01 of Form 8-K, which were included or incorporated by reference in the joint proxy statement/prospectus dated August 18, 2017 of the Company and Atwood (the “Proxy Statement/Prospectus”) included in the Company’s Registration Statement on Form S-4 (Registration No. 333-218808) initially filed with the Securities and Exchange Commission on June 16, 2017, are filed as Exhibits 99.2, 99.3 and 99.4 hereto and incorporated by reference herein.

(d)           Exhibits

Exhibit
Number	Description

2.1

Agreement and Plan of Merger, dated as of May 29, 2017, by and among the Company, Echo Merger Sub LLC and Atwood (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 30, 2017).

10.1*

Commitment Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 3, 2017, among the Company, Pride International LLC, certain other subsidiaries of the Company party thereto, Citibank, N.A., as administrative agent, and the lenders party thereto.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1*	Press Release, dated October 6, 2017.

99.2

The audited consolidated financial statements of Atwood as of September 30, 2016 and 2015 and for the years ended September 30, 2016, 2015 and 2014 included in Part II, Item 8 of Atwood’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 (File No. 1-13167), filed on November 15, 2016.

99.3

The unaudited condensed consolidated financial statements of Atwood as of and for the nine-month periods ended June 30, 2017 and 2016 included in Part I, Item 1 of Atwood’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2017 (File No. 1-13167), filed on August 3, 2017.

99.4

The unaudited pro forma condensed combined financial statements of the Company as of and for the six month period ended June 30, 2017 and for the year ended December 31, 2016 included on pages 118 through 129 of the Proxy Statement/Prospectus.

*                                         Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: December 15, 2017	By:	/s/ Tommy E. Darby
Tommy E. Darby
Controller